                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-3807
                                   ---------------------------------------------

                        SunAmerica Money Market Funds, Inc
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                Vincent M. Marra
                 Senior Vice President & Chief Operating Officer
                     AIG SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6464
                                                   -----------------------------

Date of fiscal year end: December 31
                        --------------------------

Date of reporting period:  December 31, 2005
                         -------------------------

Item 1. Reports to Stockholders

        SunAmerica Money Market Funds, Inc., Annual Report at December 31,
        2005.

                 2005
                 Annual
  SunAmerica     Report
-------------------------

[PHOTO]


                                    [GRAPHIC]


Money Market Funds

        December 31, 2005                                          ANNUAL REPORT

SUNAMERICA MONEY MARKET FUNDS

SunAmerica Money Market Fund (SMAXX)

SunAmerica Municipal Money Market Fund (NMAXX)

                        Table of Contents


          PRESIDENT'S LETTER.....................................  1
          MONEY MARKET FUNDS REVIEW..............................  2
          EXPENSE EXAMPLE........................................  4
          STATEMENT OF ASSETS AND LIABILITIES....................  6
          STATEMENT OF OPERATIONS................................  7
          STATEMENT OF CHANGES IN NET ASSETS.....................  8
          FINANCIAL HIGHLIGHTS...................................  9
          PORTFOLIO OF INVESTMENTS............................... 11
          NOTES TO FINANCIAL STATEMENTS.......................... 17
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 24
          APPROVAL OF ADVISORY AGREEMENTS........................ 25
          DIRECTORS AND OFFICERS INFORMATION..................... 29
          SHAREHOLDER TAX INFORMATION............................ 31

              December 31, 2005                                    ANNUAL REPORT

              President's Letter

Dear Shareholder,

   We are pleased to present you with the annual report for the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund.

   The year 2005 was one of conflicting events. The economy exhibited solid growth, and corporate earnings growth exceeded expectations. However, this occurred in the face of high energy prices, economic disruption caused in part by the hurricanes last Fall and a Federal Reserve that continued to raise interest rates. The Federal Funds rate was increased by two percentage points during the year to reach its current level of 4.25%. Yet in the face of rising short-term rates, 10-year Treasury rates remained relatively stable leading to a flat yield curve, and a curve, which, at the end of the year, briefly inverted. Historically, an inverted curve has been a forbearer of recession, yet there is great debate about whether the U.S. is headed down that road.

   In response to the annual period's challenges, both the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund have actively managed the weighted average maturity of securities held in these funds. As always, the goal has been to capture higher yield when available while maintaining their chief objective of principal preservation.

   We thank you for your continued investment in our funds.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck,
President and CEO
AIG SunAmerica Asset Management Corp.



--------
Past performance is no guarantee of future results.

        SunAmerica Municipal Money Market Fund
        FUND REVIEW -- (unaudited)

Brian Wiese, Portfolio Manager
AIG SunAmerica Asset Management Corp.

   The SunAmerica Money Market Fund, Class A returned 2.38% for the annual period ending December 31, 2005.

   The Federal Open Market Committee raised short-term interest rates by 25 basis points at each meeting this past year. The last 25 basis point increase came in December, the thirteenth consecutive increase since the Federal Reserve began raising rates from their all time low. This brought the target rate to 4.25%. Throughout the period, policy makers noted that longer-term inflation expectations remained well contained and described monetary policy as accommodating. At the December meeting, officials stated that a further measured increase in the Federal Funds rate is likely.

   Market conditions affected the Fund's performance during the period. Yields on Money Market securities increased steadily throughout the period with one-month CDs yielding approximately 4.40% at year-end, up by more than 200 basis points from the beginning of the year. In order to capture the rise in yields, value was added through active management of the Fund's duration, specifically by purchasing short-dated, fixed rate instruments as well as floating rate notes. Given the outlook for continued increases in the Federal Funds rate, we continued to emphasize short, fixed rate and floating rate securities while selectively purchasing longer-dated securities when relative value opportunities were discovered.




--------
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results.

        SunAmerica Municipal Money Market Fund
        FUND REVIEW -- (unaudited) (continued)

Hutch Bryan, Portfolio Manager
AIG Global Investment Group

   The SunAmerica Municipal Money Market Fund, Class A returned 1.62% for the period ending December 31, 2005.

   Market conditions affected the SunAmerica Municipal Money Market Fund during the period. Municipal money market funds operate in a cyclical environment, oscillating back and forth between large reinvestment periods which fuel demand that drive yields lower (January, June, July, August) and periods where divestment increases supply to cause a rise in yields (mid-April to mid-May, September, and December). This relatively normal pattern occurred in 2005, but was set against the backdrop of an overall rise in yields as the Federal Open Market Committee (FOMC) raised the Federal Funds target rate from 2.25% to 4.25% over the course of eight meetings. A defensive posture in a rising rate environment would be to remain invested at a relatively short weighted average maturity, but in periods of peak demand this strategy forgoes extra yield afforded by extension into longer maturities. Performance is the result of proper execution of the balancing act between selective extension and defensive posture which was successful for the Fund in the first and second quarters as a declining weighted average maturity and steady reliance on variable-rate securities coincided with an overall rise in the Bond Market Association (BMA) Index* (proxy of weekly reset rate for municipal variable-rate demand notes) through the end of tax season. However, a shorter weighted average maturity to start the third quarter suffered as the BMA Index declined precipitously on reinvestment pressures and was not easily rectified as note supply was limited until August and September. By the beginning of the fourth quarter the weighted average maturity of the Fund was increased to take advantage of yield opportunities.

   In past years, opportunistic investments were made in securities deemed both liquid and creditworthy but undervalued by the market (California Revenue Anticipation Warrants in 2004). This year in contrast, afforded little opportunity as municipalities continued to rebound in credit quality and note issuance declined. A pickup of par amount of $4 million North Carolina Infrastructure bonds in July with a maturity of October 1st was at a wider yield than available in the market at the time but had a relatively limited effect as the maturity was less than three months away. Overall, the Fund invested in sizable new-issue fixed-coupon note loans like Texas Tax and Revenue Anticipation Notes, California Revenue Anticipation Notes, and Illinois State General Obligation Notes and benefits from the continuous market interest in these large and liquid issues.



--------
*The Bond Market Association Municipal Swap (BMA) Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rate demand obligations (VRDOs) from MMD's extensive database.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results.

        SunAmerica Money Market Funds
        EXPENSE EXAMPLE -- December 31, 2005 -- (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Fund in the SunAmerica Money Market Funds, Inc. (the "Corporation"), you may incur two types of costs: (1) transaction costs, including sales charges on purchases and contingent deferred sales charges and
(2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2005 and held until December 31, 2005.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2005" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2005" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2005" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus and/or your retirement plan document for full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2005" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2005" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2005" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus and/or your retirement plan document for full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2005" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus and/or your qualified retirement plan document for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SunAmerica Money Market Funds
        EXPENSE EXAMPLE -- December 31, 2005 -- (unaudited) (continued)

                                        Actual                                           Hypothetical
                  --------------------------------------------------- ---------------------------------------------------
                                       Ending                                          Ending Account
                                    Account Value     Expenses Paid                      Value using      Expenses Paid
                     Beginning      Using Actual       During the        Beginning    a Hypothetical 5%    During the
                   Account Value      Return at     Six Months Ended   Account Value  Assumed Return at Six Months Ended
                  at July 1, 2005 December 31, 2005 December 31, 2005 at July 1, 2005 December 31, 2005 December 31, 2005
                  --------------- ----------------- ----------------- --------------- ----------------- -----------------
Money Market Fund
   Class A.......    $1,000.00        $1,014.61           $4.47          $1,000.00        $1,020.77           $4.48
   Class B.......    $1,000.00        $1,010.45           $8.67          $1,000.00        $1,016.59           $8.69
   Class C ......    $1,000.00        $1,010.46           $8.61          $1,000.00        $1,016.64           $8.64
   Class I #.....    $1,000.00        $1,015.05           $4.06          $1,000.00        $1,021.17           $4.08
Municipal Money
 Market Fund
   Class A #.....    $1,000.00        $1,009.15           $4.20          $1,000.00        $1,021.02           $4.23
   Class B #.....    $1,000.00        $1,005.13           $8.24          $1,000.00        $1,016.99           $8.29
   Class C #.....    $1,000.00        $1,005.13           $8.24          $1,000.00        $1,016.99           $8.29


                    Expense
                     Ratio
                     as of
                  December 31,
                     2005*
                  ------------
Money Market Fund
   Class A.......     0.88%
   Class B.......     1.71%
   Class C ......     1.70%
   Class I #.....     0.80%
Municipal Money
 Market Fund
   Class A #.....     0.83%
   Class B #.....     1.63%
   Class C #.....     1.63%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus and/or your qualified retirement plan document for more information.
# During the stated period, the investment adviser and distributor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2005" and the "Expense Ratios" would have been higher.

        SunAmerica Money Market Funds
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2005

                                                                    Money Market  Municipal Money
                                                                        Fund        Market Fund
                                                                   -------------- ---------------
ASSETS:
Short-term investment securities, at value* (unaffiliated)........ $1,592,736,684 $    88,386,194
Repurchase agreements (cost equals market value)..................     39,796,000              --
                                                                   -------------- ---------------
  Total Investments............................................... $1,632,532,684 $    88,386,194
                                                                   -------------- ---------------

Cash..............................................................            608              --
Receivable for:
  Fund shares sold................................................     16,837,814       2,644,731
  Dividends and interest..........................................      3,399,130         369,012
Prepaid expenses and other assets.................................         14,917             687
Due from investment adviser for expense reimbursements/fee waivers          1,487           6,238
                                                                   -------------- ---------------
Total Assets......................................................  1,652,786,640      91,406,862
                                                                   -------------- ---------------
LIABILITIES:
Payable for:
  Fund shares redeemed............................................      4,435,067       4,382,581
  Investment advisory and management fees.........................        652,499          25,517
  Distribution and service maintenance fees.......................        242,524          12,376
  Transfer agent fees and expenses................................        343,896          18,111
  Directors' fees and expenses....................................        241,216           6,618
  Other accrued expenses..........................................        286,390          61,353
                                                                   -------------- ---------------
Total Liabilities.................................................      6,201,592       4,506,556
                                                                   -------------- ---------------
   Net Assets..................................................... $1,646,585,048 $    86,900,306
                                                                   ============== ===============
NET ASSETS REPRESENTED BY:
Common stock, $.001 par value (10 billion shares authorized)...... $    1,646,592 $        86,900
Paid-in capital...................................................  1,644,850,741      86,812,826
                                                                   -------------- ---------------
                                                                    1,646,497,333      86,899,726
Accumulated undistributed net investment income (loss)............         87,715             580
                                                                   -------------- ---------------
Net Assets........................................................ $1,646,585,048 $    86,900,306
                                                                   ============== ===============
Class A:
Net assets........................................................ $1,587,641,097 $    84,816,823
Shares outstanding................................................  1,587,644,411      84,816,117
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $         1.00 $          1.00
                                                                   ============== ===============
Class B:
Net assets........................................................ $   31,738,378 $       520,098
Shares outstanding................................................     31,739,086         520,038
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $         1.00 $          1.00
                                                                   ============== ===============
Class C:
Net assets........................................................ $   13,497,197 $     1,563,385
Shares outstanding................................................     13,498,169       1,563,397
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $         1.00 $          1.00
                                                                   ============== ===============
Class I:
Net assets........................................................ $   13,708,376 $            --
Shares outstanding................................................     13,710,641              --
Net asset value, offering and redemption price per share.......... $         1.00 $            --
                                                                   ============== ===============

*Amortized cost of short-term investment securities (unaffiliated) $1,592,736,684 $    88,386,194
                                                                   ============== ===============

See Notes to Financial Statements

        SunAmerica Money Market Funds
        STATEMENT OF OPERATIONS -- For the year ended December 31, 2005

                                                                                        Money Market Municipal Money
                                                                                            Fund       Market Fund
                                                                                        ------------ ---------------
INVESTMENT INCOME:
Interest (unaffiliated)................................................................ $55,089,983    $2,176,795
Dividends (unaffiliated)...............................................................          --         2,112
                                                                                        -----------    ----------
   Total investment income.............................................................  55,089,983     2,178,907
                                                                                        -----------    ----------
EXPENSES:
Investment advisory and management fees................................................   7,838,935       318,004
Distribution and service maintenance fees:
  Class A..............................................................................   2,443,361       133,957
  Class B..............................................................................     328,707         4,646
  Class C..............................................................................     171,640         9,337
Transfer agent fees and expenses:
  Class A..............................................................................   3,658,734       198,950
  Class B..............................................................................     107,218         1,811
  Class C..............................................................................      49,683         2,282
  Class I..............................................................................      33,917            --
Registration fees:
  Class A..............................................................................      34,644        17,837
  Class B..............................................................................      11,830         6,967
  Class C..............................................................................       7,373         4,978
  Class I..............................................................................       9,015            --
Custodian and accounting fees..........................................................     300,655        44,451
Reports to shareholders................................................................     369,517         8,631
Audit and tax fees.....................................................................      43,952        43,947
Legal fees ............................................................................      29,538         3,913
Directors' fees and expenses...........................................................     101,947         5,549
Other expenses.........................................................................      53,771         7,032
                                                                                        -----------    ----------
   Total expenses before fee waivers, expense reimbursements and custody credits.......  15,594,437       812,292
   Fees waived and expenses reimbursed by investment adviser and distributor (Note 3)..      (6,936)      (46,389)
   Custody credits earned on cash balances.............................................      (3,359)      (15,603)
                                                                                        -----------    ----------
   Net expenses........................................................................  15,584,142       750,300
                                                                                        -----------    ----------
Net investment income (loss)...........................................................  39,505,841     1,428,607
                                                                                        -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................ $39,505,841    $1,428,607
                                                                                        ===========    ==========

--------
See Notes to Financial Statements

        SunAmerica Money Market Funds
        STATEMENT OF CHANGES IN NET ASSETS


                                                                                                 Money Market Fund
                                                                                         --------------------------------
                                                                                           For the year     For the year
                                                                                              ended            ended
                                                                                           December 31,     December 31,
                                                                                               2005             2004
                                                                                         ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).......................................................... $    39,505,841  $     8,165,643
                                                                                         ---------------  ---------------
Net increase (decrease) in net assets resulting from operations......................... $    39,505,841  $     8,165,643

Distributions to shareholders from:
  Net investment income (Class A).......................................................     (38,360,984)      (8,054,333)
  Net investment income (Class B).......................................................        (535,077)         (30,639)
  Net investment income (Class C)+......................................................        (303,588)         (14,024)
  Net investment income (Class I).......................................................        (317,343)         (66,647)
                                                                                         ---------------  ---------------
Total distributions to shareholders.....................................................     (39,516,992)      (8,165,643)
                                                                                         ---------------  ---------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)     (55,074,247)     (17,388,052)
                                                                                         ---------------  ---------------
Total increase (decrease) in net assets.................................................     (55,085,398)     (17,388,052)
                                                                                         ===============  ===============
Net Assets:
Beginning of period.....................................................................   1,701,670,446    1,719,058,498
                                                                                         ---------------  ---------------
End of period*.......................................................................... $ 1,646,585,048  $ 1,701,670,446
                                                                                         ===============  ===============
*Includes accumulated undistributed net investment income (loss)........................ $        87,715  $        98,866
                                                                                         ===============  ===============

                                                                                                  Municipal Money
                                                                                                    Market Fund
                                                                                         --------------------------------
                                                                                           For the year     For the year
                                                                                              ended            ended
                                                                                           December 31,     December 31,
                                                                                               2005             2004
                                                                                         ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).......................................................... $     1,428,607  $       366,908
                                                                                         ---------------  ---------------
Net increase (decrease) in net assets resulting from operations......................... $     1,428,607  $       366,908

Distributions to shareholders from:
  Net investment income (Class A).......................................................      (1,413,877)        (364,223)
  Net investment income (Class B).......................................................          (4,110)          (2,471)
  Net investment income (Class C)+......................................................         (10,621)            (214)
  Net investment income (Class I).......................................................              --               --
                                                                                         ---------------  ---------------
Total distributions to shareholders.....................................................      (1,428,608)        (366,908)
                                                                                         ---------------  ---------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)     (11,193,701)     (19,134,111)
                                                                                         ---------------  ---------------
Total increase (decrease) in net assets.................................................     (11,193,702)     (19,134,111)
                                                                                         ===============  ===============
Net Assets:
Beginning of period.....................................................................      98,094,008      117,228,119
                                                                                         ---------------  ---------------
End of period*.......................................................................... $    86,900,306  $    98,094,008
                                                                                         ===============  ===============
*Includes accumulated undistributed net investment income (loss)........................ $           580  $           581
                                                                                         ===============  ===============

--------
+ Effective February 23, 2004, Class II shares were redesignated to Class C shares

See Notes to Financial Statements

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS

                                              MONEY MARKET FUND
                                              -----------------
                                                                                                  Ratio
                        Net                           Net                                         of net
                       Asset              Dividends  Asset            Net Assets  Ratio of      investment
                       Value      Net      from net  Value              end of    expenses      income to
                     beginning investment investment end of   Total     period   to average      average
    Period Ended     of period income(1)    income   period Return(2)  (000's)   net assets     net assets
-------------------- --------- ---------- ---------- ------ --------- ---------- ----------     ----------
                                                   Class A
-
12/31/01              $1.000     $0.034    $(0.034)  $1.000   3.45%   $1,087,329    0.93%          4.04%
12/31/02               1.000      0.010     (0.010)   1.000   1.04(6)  1,751,812    0.90           0.99
12/31/03               1.000      0.003     (0.003)   1.000   0.32     1,644,603    0.88           0.32
12/31/04               1.000      0.005     (0.005)   1.000   0.50     1,630,353    0.90           0.49
12/31/05               1.000      0.024     (0.024)   1.000   2.38     1,587,641    0.89           2.35
                                                   Class B
-
12/31/01              $1.000     $0.025    $(0.025)  $1.000   2.57%   $   55,066    1.75%          3.76%
12/31/02               1.000      0.003     (0.003)   1.000   0.28(6)     64,815    1.64(4)        0.26(4)
12/31/03               1.000      0.000      0.000    1.000   0.03        44,529    1.18(4)        0.03(4)
12/31/04               1.000      0.001     (0.001)   1.000   0.07        42,437    1.32(4)        0.06(4)
12/31/05               1.000      0.015     (0.015)   1.000   1.52        31,738    1.74           1.46
                                                   Class C+
-
12/31/01              $1.000     $0.026    $(0.026)  $1.000   2.63%   $   33,644    1.69%(4)       3.51%(4)
12/31/02               1.000      0.003     (0.003)   1.000   0.27(6)     30,285    1.66(4)        0.26(4)
12/31/03               1.000      0.000      0.000    1.000   0.03        20,290    1.18(4)        0.03(4)
12/31/04               1.000      0.001     (0.001)   1.000   0.07        16,985    1.33(4)        0.06(4)
12/31/05               1.000      0.015     (0.015)   1.000   1.54        13,497    1.71           1.59
                                                   Class I
-
11/16/01-12/31/01(3)  $1.000     $0.002    $(0.002)  $1.000   0.20%   $    8,336    0.80%(4)(5)    0.84%(4)(5)
12/31/02               1.000      0.011     (0.011)   1.000   1.13(6)      9,195    0.80(4)        1.12(4)
12/31/03               1.000      0.004     (0.004)   1.000   0.43         9,636    0.77(4)        0.43(4)
12/31/04               1.000      0.006     (0.006)   1.000   0.58        11,895    0.80(4)        0.59(4)
12/31/05               1.000      0.025     (0.025)   1.000   2.49        13,708    0.80(4)        2.49(4)

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Commencement of sales of respective class of shares.
(4)Net of the following expense reimbursements/waivers (based on average net assets):

                      12/31/01 12/31/02 12/31/03 12/31/04 12/31/05
                      -------- -------- -------- -------- --------
             Class B.    -- %    0.04%    0.51%    0.39%     -- %
             Class C+   0.05     0.04     0.53     0.39       --
             Class I.   0.24     0.14     0.02     0.09     0.05

(5)Annualized
(6)The total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.
+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                       MUNICIPAL MONEY MARKET FUND
                                       ---------------------------
                        Net                           Net               Net                  Ratio of net
                       Asset              Dividends  Asset            Assets     Ratio of     investment
                       Value      Net      from net  Value            end of     expenses      income to
                     beginning investment investment end of   Total   period    to average      average
    Period Ended     of period income(1)    income   period Return(2) (000's)  net assets(4) net assets(4)
-------------------- --------- ---------- ---------- ------ --------- -------- ------------- -------------
                                                 Class A
-
10/31/01(5)           $1.000     $0.020    $(0.020)  $1.000   2.39%   $  3,972     0.78%         2.39%
11/01/01-12/31/01(5)   1.000      0.013     (0.013)   1.000   2.05       3,829     0.62(3)       1.71(3)
12/31/02               1.000      0.009     (0.009)   1.000   0.92      88,050     0.78          0.71
12/31/03               1.000      0.003     (0.003)   1.000   0.28     113,802     0.81          0.28
12/31/04               1.000      0.004     (0.004)   1.000   0.36      97,374     0.87          0.35
12/31/05               1.000      0.016     (0.016)   1.000   1.62      84,817     0.81          1.58
                                                 Class B
-
10/31/01(5)           $1.000     $0.020    $(0.020)  $1.000   2.39%   $  2,613     0.78%         2.38%
11/01/01-12/31/01(5)   1.000      0.008     (0.008)   1.000   1.97       2,618     1.13(3)       1.27(3)
12/31/02               1.000      0.002     (0.002)   1.000   0.24       3,714     1.39          0.16
12/31/03               1.000      0.001     (0.001)   1.000   0.10       3,168     0.98          0.11
12/31/04               1.000      0.001     (0.001)   1.000   0.10         497     1.02          0.10
12/31/05               1.000      0.008     (0.008)   1.000   0.81         520     1.62          0.80
                                                 Class C+
-
10/31/01(5)           $1.000     $0.020    $(0.020)  $1.000   2.40%   $    136     0.78%         2.33%
11/01/01-12/31/01(5)   1.000      0.008     (0.008)   1.000   1.97         195     1.15(3)       1.14(3)
12/31/02               1.000      0.002     (0.002)   1.000   0.24         170     1.39          0.19
12/31/03               1.000      0.001     (0.001)   1.000   0.10         258     1.00          0.11
12/31/04               1.000      0.001     (0.001)   1.000   0.10         223     1.18          0.10
12/31/05               1.000      0.008     (0.008)   1.000   0.82       1,563     1.59          1.02

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Annualized
(4)Net of the following expense reimbursements/waivers (based on average net assets):

                10/31/01 12/31/01(3) 12/31/02 12/31/03 12/31/04 12/31/05
                -------- ----------- -------- -------- -------- --------
       Class A.   1.18%     2.51%      0.20%    0.03%    0.00%    0.04%
       Class B.   1.18      2.59       1.25     1.03     0.87     1.44
       Class C+   1.18      7.84       9.68     7.45     4.20     0.47

(5)The financial information for the periods prior to November 16, 2001 reflects the financial information for the North American Municipal Money Market Fund.
+ Effective February 23, 2004, Class II shares were redesignated as Class C shares

See Notes to Financial Statements

        SunAmerica Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2005 -- (unaudited)

                    Industry Allocation*
                    Asset Backed/Securities.......... 19.6%
                    Foreign Banks.................... 18.2
                    Asset Backed/Receivables......... 18.1
                    Asset Backed/Multi-Asset......... 16.4
                    Finance.......................... 15.8
                    Domestic Banks...................  5.1
                    Diversified Financial Services...  3.0
                    Sovereign Agency.................  2.3
                    Municipalities...................  0.6
                                                      ----
                                                      99.1%
                                                      ====

                    Weighted average days to maturity 30.3

                      Credit Quality Allocation @#
                      A-1.........................  95.3%
                      Government-Agency...........   4.7
                                                   -----
                                                   100.0%
                                                   =====

--------
*  Calculated as a percentage of net assets.
@  Source: Standard and Poors
#  Calculated as a percentage of total debt issues.

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2005

                                                  Principal    Value
                  Security Description             Amount     (Note 2)
        SHORT-TERM INVESTMENT SECURITIES -- 96.7%
        ASSET-BACKED COMMERCIAL PAPER -- 54.0%
        Amstel Funding Corp.
         4.34% due 01/25/06*.................... $26,000,000 $25,924,773
          4.35% due 03/01/06*...................  25,000,000  24,821,771
        Amsterdam Funding Corp.
         4.10% due 01/23/06*....................  25,000,000  24,937,361
        Apreco LLC
         4.34% due 02/06/06*....................  25,000,000  24,891,500
        Atlantis One Funding
         4.10% due 01/23/06*....................  25,000,000  24,937,361
        Barton Capital LLC
         4.08% due 01/10/06*....................  25,000,000  24,974,500
          4.13% due 01/25/06*...................  25,000,000  24,931,167
        CAFCO LLC
         4.16% due 01/27/06*....................  25,000,000  24,924,889
          4.18% due 01/30/06*...................  25,000,000  24,915,920
        CRC Funding LLC
         4.27% due 02/07/06*....................  25,000,000  24,890,285
          4.37% due 03/06/06*...................  25,000,000  24,805,778
        Cancara Asset Securitization, Ltd.
         4.02% due 01/09/06*....................  25,000,000  24,977,667
        Charta LLC
         4.11% due 01/13/06*....................  25,000,000  24,965,750
        Ciesco LLC
         4.10% due 01/18/06*....................  25,000,000  24,951,597
        Clipper Receivables Co. LLC
         4.30% due 01/27/06*....................  25,000,000  24,922,361
        Edison Asset Securitization LLC
         4.28% due 02/03/06*....................  25,000,000  24,901,917
          4.30% due 02/07/06*...................  25,000,000  24,889,514
        Falcon Asset Securitization Corp.
         4.13% due 01/04/06*....................  25,000,000  24,991,396
        Galaxy Funding, Inc.
         4.03% due 01/10/06*....................  25,000,000  24,974,813
        Giro Funding U.S. Corp.
         4.35% due 01/26/06*....................  25,000,000  24,924,479
        Govco, Inc.
         4.04% due 01/12/06*....................  25,000,000  24,969,139
          4.28% due 02/23/06*...................  25,000,000  24,842,472
        Greyhawk Funding LLC
         4.02% due 01/05/06*....................  24,000,000  23,989,280
          4.23% due 02/08/06*...................  25,000,000  24,888,375
        Jupiter Securitization Corp.
         4.29% due 02/01/06*....................  25,000,000  24,907,646
        Kitty Hawk Funding Corp.
         4.30% due 01/23/06*....................  25,000,000  24,934,306
        Ranger Funding Co. LLC
         4.30% due 01/27/06*....................  25,000,000  24,922,361
        Sheffield Receivables
         4.13% due 01/04/06*....................  24,000,000  23,991,740
          4.30% due 01/17/06*...................  25,000,000  24,952,222
        Surrey Funding Corp.
         4.17% due 02/03/06*....................  24,000,000  23,908,260
          4.23% due 01/30/06*...................  24,000,000  23,918,220
        Sydney Capital Corp
         4.28% due 02/14/06*....................  25,000,000  24,869,222
        Thames Asset Global Securitization, Inc.
         4.32% due 01/24/06*....................  25,000,000  24,931,000

                                               Principal     Value
                 Security Description           Amount      (Note 2)
          ------------------------------------------------------------
          White Pine Finance LLC
           4.32% due 01/17/06*+.............. $25,000,000 $ 24,999,610
          Windmill Funding Corp.
           4.20% due 01/03/06*...............  20,000,000   19,995,333
            4.30% due 01/27/06*..............  25,000,000   24,922,361
                                                          ------------
          Total Asset-Backed Commercial Paper
            (amortized cost $889,396,346)....              889,396,346
                                                          ------------
          CERTIFICATES OF DEPOSIT -- 22.8%
          ABN AMRO Bank NV
           3.93% due 02/09/06................  24,000,000   23,988,463
          BNP Paribas
           4.16% due 01/09/06................  24,000,000   24,000,026
          Citibank N.A.
           4.02% due 01/05/06................  25,000,000   25,000,000
            4.47% due 03/29/06...............  25,000,000   25,000,000
          Deutsche Bank
           4.00% due 01/06/06                  24,000,000   24,000,000
            4.29% due 01/06/06...............  24,000,000   24,000,000
          Dexia Credit Local
           4.25% due 01/03/06+...............  24,000,000   23,997,288
          Fortis Bank
           4.26% due 01/31/06................  24,000,000   24,000,099
          HBOS Treasury Services
           4.32% due 02/09/06................  24,000,000   24,000,129
          Lloyds TSB Bank PLC
           4.13% due 01/23/06................  30,000,000   30,000,091
          Rabobank Nederland NV
           4.29% due 04/18/06+...............  24,000,000   23,982,040
          Royal Bank of Scotland
           4.31% due 09/29/06................  24,000,000   24,000,000
          UBS AG
           4.15% due 01/09/06................  24,000,000   24,000,000
            4.22% due 02/06/06...............  30,000,000   30,000,000
          Wells Fargo Bank N.A.
           4.31% due 02/01/06................  25,000,000   25,000,000
                                                          ------------
          Total Certificates of Deposit
            (amortized cost $374,968,136)....              374,968,136
                                                          ------------
          COMMERCIAL PAPER -- 7.2%
          Bear Stearns Co., Inc.
           4.11% due 01/23/06................  25,000,000   24,937,208
            4.29% due 01/09/06...............  24,000,000   23,977,120
          General Electric Capital Corp.
           4.17% due 02/01/06*...............  25,000,000   24,910,229
            4.27% due 02/01/06*..............  20,000,000   19,926,461
          Goldman Sachs Group, Inc.
           4.34% due 01/18/06+...............  24,000,000   24,000,000
                                                          ------------
          Total Commercial Paper
            (amortized cost $117,751,018)....              117,751,018
                                                          ------------
          MEDIUM TERM NOTES -- 9.8%
          Beta Finance, Inc.
           4.32% due 01/04/06*+..............  25,000,000   25,000,000
          Merrill Lynch & Co., Series C
           4.35% due 01/17/06+...............  21,000,000   21,000,000
          Sedna Finance, Inc.
           4.34% due 01/17/06*+..............  22,000,000   22,000,000
            4.34% due 01/25/06*+.............  25,000,000   25,000,000

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2005 -- (continued)

                                               Principal      Value
                Security Description            Amount       (Note 2)
       MEDIUM TERM NOTES (continued)
       Sigma Finance, Inc.
        4.28% due 01/06/06*+................. $25,000,000 $   25,000,000
         4.33% due 01/25/06*+................  25,000,000     24,999,538
       Wells Fargo & Co.
        4.27% due 01/03/06+..................  19,000,000     19,000,000
                                                          --------------
       Total Medium Term Notes
         (amortized cost $161,999,538).......                161,999,538
                                                          --------------
       TAXABLE MUNICIPAL MEDIUM TERM NOTES -- 0.6%
       Illinois Student Assistance Commission
        4.46% due 01/04/06+
        (amortized cost $10,000,000).........  10,000,000     10,000,000
                                                          --------------
       U.S. GOVERNMENT AGENCIES -- 2.3%
       Agency for International Development
        Panama
        4.74% due 01/03/06+..................   2,613,745      2,622,067
                                                          --------------
       Fannie Mae
        4.00% due 08/08/06...................  24,000,000     24,000,000
         4.20% due 01/03/06+.................  12,000,000     11,999,579
                                                          --------------
                                                              35,999,579
                                                          --------------
       Total U.S. Government Agencies
         (amortized cost $38,621,646)........                 38,621,646
                                                          --------------
       Total Short-Term Investment Securities -- 96.7%
         (amortized cost $1,592,736,684).....              1,592,736,684
                                                          --------------

                                             Principal       Value
               Security Description           Amount        (Note 2)
        --------------------------------------------------------------
        REPURCHASE AGREEMENTS -- 2.4%
        State Street Bank & Trust Co.
         Joint Repurchase Agreement(1)..... $   796,000  $      796,000
        UBS Securities LLC
         Joint Repurchase Agreement(1).....  39,000,000      39,000,000
                                                         --------------
        Total Repurchase Agreements
          (amortized cost $39,796,000).....                  39,796,000
                                                         --------------
        TOTAL INVESTMENTS
          (amortized cost $1,632,532,684)#.        99.1%  1,632,532,684
        Other assets less liabilities......         0.9      14,052,364
                                            -----------  --------------
        NET ASSETS.........................       100.0% $1,646,585,048
                                            ===========  ==============

--------
* Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At December 31, 2005, the aggregate value of these securities was $1,056,232,574, representing 64.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
# At December 31, 2005, the cost of securities for federal income tax purposes was the same for book purposes.
+ Variable rate security - the rate reflected is as of December 31, 2005; maturity date reflects next reset date.
(1)See Note 2 for details of the Joint Repurchase Agreement

See Notes to Financial Statements

        SunAmerica Municipal Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2005 -- (unaudited)


                    State Allocation*
                    North Carolina...................  11.8%
                    Illinois.........................   8.9
                    Indiana..........................   8.4
                    Ohio.............................   7.1
                    Missouri.........................   5.2
                    Arizona..........................   4.8
                    Texas............................   4.8
                    Michigan.........................   4.7
                    Pennsylvania.....................   4.7
                    Florida..........................   4.6
                    New Mexico.......................   4.1
                    North Dakota.....................   3.9
                    Colorado.........................   3.7
                    Alabama..........................   3.5
                    California.......................   2.9
                    South Carolina...................   2.7
                    Tennessee........................   2.6
                    Kentucky.........................   2.4
                    Wisconsin........................   2.3
                    Georgia..........................   2.0
                    Iowa.............................   2.0
                    Nebraska.........................   1.7
                    Washington.......................   1.7
                    Nevada...........................   0.8
                    New York.........................   0.4
                    Registered Investment Companies..   0.0
                                                      -----
                                                      101.7%
                                                      =====

                    Weighted average days to maturity  20.6

                      Credit Quality Allocation @ #
                      A-1..........................  74.8%
                      Not Rated+...................  25.2
                                                    -----
                                                    100.0%
                                                    =====

--------
*  Calculated as a percentage of net assets.
@  Source: Standard and Poors
#  Calculated as a percentage of total debt issues.
+ Represents debt issues that have either no rating, or the rating is unavailable for the data source.

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2005

                                                                    Value
                  Security Description                 Principal   (Note 2)
    SHORT-TERM INVESTMENT SECURITIES -- 101.7%
    Alabama -- 3.5%
      Stevenson, Alabama Industrial Development
       Board Environmental Improvement
       (LOC-JPMorgan Chase Bank)
       3.63% due 01/04/06+............................ $3,000,000 $3,000,000
                                                                  ----------
    Arizona -- 4.8%
      Maricopa County, Arizona Industrial
       Development Authority
       (LOC-Harris Trust & Savings Bank)
       3.62% due on 01/05/06+.........................    850,000    850,000
      Maricopa County, Arizona Industrial
       Development Authority, Series A
       (LOC-Wells Fargo Bank N.A.)
       3.63% due on 01/05/06+.........................  1,510,000  1,510,000
      Mesa, Arizona Industrial Development Authority,
       Series B
       3.52% due on 01/04/06+.........................  1,800,000  1,800,000
                                                                  ----------
                                                                   4,160,000
                                                                  ----------
    California -- 2.9%
      California State Revenue Anticipation Notes
       4.50% due 06/30/06.............................  2,500,000  2,518,136
                                                                  ----------
    Colorado -- 3.7%
      Colorado Springs, Colorado National Strength
       and Conditioning Assoc.
       (LOC-Wells Fargo Bank N.A.)
       3.63% due 01/05/06+............................  1,380,000  1,380,000
      Crystal Valley, Colorado Metropolitan District
       No. 1 (LOC-Wells Fargo Bank N.A.)
       3.53% due 01/05/06+............................  1,000,000  1,000,000
      Durango, Colorado Community Health & Human
       Services (LOC-Wells Fargo Bank N.A.)
       3.63% due 01/05/06+............................    835,000    835,000
                                                                  ----------
                                                                   3,215,000
                                                                  ----------
    Florida -- 4.6%
      Lakeland, Florida Energy System
       3.42% due 01/04/06+............................  2,000,000  2,000,000
      Lakeland, Florida Energy System, Series A
       3.42% due 01/04/06+............................  2,000,000  2,000,000
                                                                  ----------
                                                                   4,000,000
                                                                  ----------
    Georgia -- 2.0%
      Fulton County, Georgia Development Authority
       (LOC-Wachovia Bank N.A.)
       3.52% due 01/05/06+............................  1,700,000  1,700,000
                                                                  ----------
    Illinois -- 8.9%
      Chicago, Illinois O'Hare International Airport,
       Series B (LOC-Societe Generale)
       3.62% due 01/04/06+............................    845,000    845,000
      Chicago, Illinois Waterworks
       (LOC-Bank One N.A.)
       3.55% due 01/04/06+............................    500,000    500,000
      Illinois Health Facilities Authority, Series B
       3.58% due 01/05/06+............................  3,600,000  3,600,000
      Illinois State General Obligation
       4.50% due 04/28/06.............................  1,000,000  1,004,330
      Warren County, Illinois Community Medical
       Center (LOC-Wells Fargo Bank N.A.)
       3.63% due 01/05/06+............................  1,805,000  1,805,000
                                                                  ----------
                                                                   7,754,330
                                                                  ----------

                                                                    Value
                  Security Description                 Principal   (Note 2)
   ------------------------------------------------------------------------
   Indiana -- 8.4%
     Indiana Health Facility Financing Authority,
      Series B
      3.80% due 01/03/06+............................. $  100,000 $  100,000
     Indiana Health Facility Financing Authority,
      Series I
      3.54% due 01/04/06+.............................  3,925,000  3,925,000
     Indianapolis, Indiana Local Public Improvement,
      Series E
      4.00% due 01/06/06..............................  1,600,000  1,600,303
     Marion, Indiana Economic Development
      (LOC-Bank One Indiana N.A.)
      3.55% due 01/04/06+.............................  1,100,000  1,100,000
     Marion, Indiana Economic Development
      (LOC-Bank of America N.A.)
      3.55% due 01/04/06+.............................    600,000    600,000
                                                                  ----------
                                                                   7,325,303
                                                                  ----------
   Iowa -- 2.0%
     Iowa Finance Authority, Series F
      3.45% due 01/05/06+.............................  1,100,000  1,100,000
     Iowa Finance Authority Childrens Services,
      Series B (LOC-Wells Fargo Bank N.A.)
      3.63% due 01/05/06+.............................    370,000    370,000
     Iowa Higher Education Loan Authority
      (LOC-Wells Fargo Bank N.A.)
      3.63% due 01/05/06+.............................    100,000    100,000
     Storm Lake, Iowa Higher Education Facilities
      3.68% due 01/05/06+.............................    185,000    185,000
                                                                  ----------
                                                                   1,755,000
                                                                  ----------
   Kentucky -- 2.4%
     Breckinridge County, Kentucky Lease Program
      (LOC-U.S. Bank N.A.)
      3.52% due 01/04/06+.............................    315,000    315,000
     Breckinridge County, Kentucky Lease Program,
      Series A (LOC-U.S. Bank N.A.)
      3.52% due 01/04/06+.............................  1,800,000  1,800,000
                                                                  ----------
                                                                   2,115,000
                                                                  ----------
   Michigan -- 4.7%
     Detroit, Michigan Sewer Disposal System,
      Series C-1
      3.40% due 01/05/06+.............................    975,000    975,000
     Detroit, Michigan Sewer Disposal System,
      Series C-2
      3.40% due 01/05/06+.............................  3,000,000  3,000,000
     Michigan State Strategic Fund Ltd. Obligation
      (LOC-Fifth Third Bank)
      3.60% due 01/04/06+.............................    145,000    145,000
                                                                  ----------
                                                                   4,120,000
                                                                  ----------
   Missouri -- 5.2%
     Missouri Higher Education Student Loan
      Authority, Series B
      3.62% due 01/04/06+.............................  1,500,000  1,500,000
     Missouri State Health & Educational Facilities
      Authority
      3.70% due 01/03/06+.............................    700,000    700,000
     Missouri State Health & Educational Facilities
      Authority, Series C
      3.70% due 01/03/06+.............................    600,000    600,000
     St. Louis, Missouri Planned Industrial Expansion
      Authority (LOC-Bank of America N.A.)
      3.59% due 01/04/06+.............................  1,700,000  1,700,000
                                                                  ----------
                                                                   4,500,000
                                                                  ----------

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2005 -- (continued)

                                                                   Value
                  Security Description                Principal   (Note 2)
    SHORT-TERM INVESTMENT SECURITIES (continued)
    Nebraska -- 1.7%
      Douglas County, Nebraska Solid Waste Disposal,
       Series A (LOC-Wachovia Bank N.A.)
       3.60% due 01/05/06+........................... $1,500,000 $ 1,500,000
                                                                 -----------
    Nevada -- 0.8%
      Washoe County, Nevada Economic
       Development
       3.53% due 01/05/06+...........................    700,000     700,000
                                                                 -----------
    New Mexico -- 4.1%
      Albuquerque, New Mexico Educational
       Facilities
       3.60% due 01/04/06+...........................  3,600,000   3,600,000
                                                                 -----------
    New York -- 0.4%
      New York, New York General Obligation,
       Series B-2 (LOC-Morgan Guaranty Trust)
       3.77% due 01/03/06+...........................    100,000     100,000
      New York City, New York Municipal Water
       Finance Authority, Series F-2
       3.77% due 01/03/06+...........................    200,000     200,000
                                                                 -----------
                                                                     300,000
                                                                 -----------
    North Carolina -- 11.8%
      Charlotte, North Carolina Certificates of
       Participation, Series B
       3.60% due 01/05/06+...........................  3,000,000   3,000,000
      Durham, North Carolina Public Improvement
       3.51% due 01/05/06+...........................    300,000     300,023
      Mecklenburg County, North Carolina
       Certificates of Participation
       3.55% due 01/05/06+...........................    600,000     600,000
      North Carolina Medical Care Community
       Hospital, Series B
       3.51% due 01/05/06+...........................  2,400,000   2,400,000
      Winston-Salem, North Carolina Certificates of
       Participation
       3.55% due 01/05/06+...........................  1,825,000   1,825,000
      Winston-Salem, North Carolina Water & Sewer
       System, Series C
       3.50% due 01/04/06+...........................  2,150,000   2,150,000
                                                                 -----------
                                                                  10,275,023
                                                                 -----------
    North Dakota -- 3.9%
      North Dakota State Housing Finance Agency,
       Series A
       3.54% due 01/04/06+...........................  3,400,000   3,400,000
                                                                 -----------
    Ohio -- 7.1%
      Cleveland, Ohio Airport System, Series D
       (LOC-WestLb AG)
       3.54% due 01/04/06+...........................  2,845,000   2,845,000
      Franklin County, Ohio Hospital, Series B
       (LOC-Citibank N.A.)
       3.49% due 01/05/06+...........................  3,320,000   3,320,000
                                                                 -----------
                                                                   6,165,000
                                                                 -----------
    Pennsylvania -- 4.7%
      Delaware Valley, Pennsylvania Regional
       Financial Authority, Series A
       (LOC-National Australia Bank)
       3.50% due 01/04/06+...........................    300,000     300,000
      Delaware Valley, Pennsylvania Regional
       Financial Authority, Series C
       (LOC-National Australia Bank)
       3.50% due 01/04/06+...........................  1,700,000   1,700,000

                                                                   Value
                Security Description                 Principal    (Note 2)
   ------------------------------------------------------------------------
   Pennsylvania (continued)
     Pennsylvania State Turnpike Commission,
      Series A-1
      3.58% due 01/04/06+.......................... $1,000,000  $ 1,000,000
     Pennsylvania State Turnpike Commission,
      Series U
      3.51% due 01/05/06+..........................    900,000      900,000
     Philadelphia, Pennsylvania Authority for
      Industrial Development (LOC-GE Capital
      Corp.)
      3.40% due 01/04/06+..........................    200,000      200,000
                                                                -----------
                                                                  4,100,000
                                                                -----------
   South Carolina -- 2.7%
     Piedmont Municipal Power Agency, Series B-1
      3.55% due 01/04/06+..........................  1,200,000    1,200,000
     South Carolina Jobs Economic Development
      Authority (LOC-Bank of America N.A.)
      3.62% due 01/04/06+..........................  1,100,000    1,100,000
                                                                -----------
                                                                  2,300,000
                                                                -----------
   Tennessee -- 2.6%
     Montgomery County, Tennessee Public
      Building Authority (LOC-Bank of
      America N.A.)
      3.55% due 01/05/06+..........................  2,230,000    2,230,000
                                                                -----------
   Texas -- 4.8%
     Gulf Coast Waste Disposal Authority, Series A
      (LOC-JPMorgan Chase Bank)
      3.60% due 01/05/06+..........................    100,000      100,000
     Texas State Tax & Revenue Anticipation Notes
      4.50% due 08/31/06...........................  4,000,000    4,038,613
                                                                -----------
                                                                  4,138,613
                                                                -----------
   Washington -- 1.7%
     Port Seattle, Washington Industrial
      Development Corp. (LOC-Citibank N.A.)
      3.55% due 01/04/06+..........................  1,500,000    1,500,000
                                                                -----------
   Wisconsin -- 2.3%
     Wisconsin State Health & Educational
      Facilities Authority (LOC-Citibank N.A.)
      3.50% due 01/05/06+..........................  2,000,000    2,000,000
                                                                -----------
   Registered Investment Companies -- 0.0%
     SSGA Tax Free Money Market Fund...............     14,789       14,789
                                                                -----------
   TOTAL SHORT-TERM INVESTMENT SECURITIES
     (amortized cost $88,386,194)# ................      101.7%  88,386,194
     Liabilities in excess of other assets ........       (1.7)  (1,485,888)
                                                    ----------  -----------
   NET ASSETS......................................      100.0% $86,900,306
                                                    ==========  ===========

--------
# At December 31, 2005, the cost of securities for federal income tax purposes was the same for book purposes.
+ Variable rate security - the rate reflected is as of December 31, 2005; maturity date reflects next reset date.
LOC-- Letter of Credit

See Notes to Financial Statements

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005

Note 1. Organization

   SunAmerica Money Market Funds, Inc. (the "Corporation") is an open-end diversified management investment company organized as a Maryland Corporation. The Corporation consists of two investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective. Each Fund is advised by AIG SunAmerica Asset Management Corp. ("SAAMCo" or "Advisor"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The investment objective for each of the Funds is as follows:

   The SunAmerica Money Market Fund ("Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high-quality money market instruments selected principally on the basis of quality and yield.

   The SunAmerica Municipal Money Market Fund ("Municipal Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation through investments selected primarily in high-quality money market instruments primarily on the basis of quality and yield, and under normal market conditions invests at least 80% of its assets in municipal securities that are exempt from regular federal income tax.

   The Money Market Fund currently offers four classes of shares: Class A, Class B, Class C and Class I. The Municipal Money Market Fund currently offers three classes of shares: Class A, Class B, and Class C. The classes within the Funds are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares-- Class A shares are available with no front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is imposed on shares sold within one year of original purchase and a 0.50% CDSC is imposed on shares sold after the first year and within the second year after purchase.

   Class B shares-- Class B shares are offered at their net asset value per share, without any front-end sales charge. However, there is a declining contingent deferred sales charge ("CDSC") on shares sold within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after the purchase of such shares and at such time are no longer subject to a distribution fee.

   Class C shares-- Class C shares are offered at their net asset value per share, without any front-end sales charge. However, there is a contingent deferred sales charge of 1.00% on shares sold within 12 months of purchase.

   Class I shares-- Class I shares are offered at net asset value per share without any sales charge, exclusively to certain institutions.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class C shares of each Fund has its own 12b-1 plan, which allows for distributions and account maintenance and service fees payments, except Class B and Class C shares are subject to higher distribution fee rates.

   Indemnifications: Under the Funds' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that may contain the obligation to indemnify others. The Funds' maximum exposure under these arrangements is unknown. Currently, however, the Funds expect the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements:

   Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization/accretion to maturity of any discount or premium.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


   Repurchase Agreements: The Funds, along with other affiliated registered investments companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances onto a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of December 31, 2005, the following Fund held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co.:

                  Percentage Principal
                   Interest   Amount
                  ---------- ---------
Money Market Fund    0.49%   $796,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated December 30, 2005, bearing interest at a rate of 3.10% per annum, with a principal amount of $164,023,000, a repurchase price of $164,079,497, and a maturity date of January 3, 2006. The repurchase agreement is collateralized by the following:

                    Interest Maturity
Type of Collateral    Rate     Date   Principal Amount Market Value
------------------  -------- -------- ---------------- ------------
U.S. Treasury Notes   2.38%  08/31/06   $  2,880,000   $  2,865,600
U.S. Treasury Notes   2.63   05/15/08    112,125,000    108,128,529
U.S. Treasury Notes   3.38   02/28/07     21,085,000     21,069,186
U.S. Treasury Notes   4.00   06/15/09      3,500,000      3,467,489
U.S. Treasury Notes   4.13   08/15/08      6,140,000      6,201,400
U.S. Treasury Notes   4.38   05/15/07     25,445,000     25,571,462

   In addition, at December 31, 2005, the following Fund held an undivided interest in a joint repurchase agreement with UBS Securities LLC:

                  Percentage  Principal
                   Interest    Amount
                  ---------- -----------
Money Market Fund   13.00%   $39,000,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated December 30, 2005, bearing interest at a rate of 3.47% per annum, with a principal amount of $300,000,000, a repurchase price of $300,115,667, and a maturity date of January 3, 2006. The repurchase agreement is collateralized by the following:

                                    Interest Maturity
Type of Collateral                    Rate     Date   Principal Amount Market Value
------------------                  -------- -------- ---------------- ------------
U.S. Treasury Inflation Index Bonds   2.38%  01/15/25   $ 66,612,000   $ 75,188,295
U.S. Treasury Inflation Index Bonds   3.38   04/15/32    100,000,000    148,000,000
U.S. Treasury Inflation Index Bonds   3.88   04/15/29     50,000,000     82,812,500

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily; dividend income is recorded on the ex-dividend date.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations.

   Dividends from net investment income, if any, are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Fund is considered a separate entity for tax purposes.

Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement

   The Funds have an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of the Funds and administers its corporate affairs, subject to general review by the Board of Directors. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates.

   The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                         Management
                                       Assets               Fees
                            ---------------------------- ----------
Money Market Fund..........            $0 - $600 million    0.50%
                             (greater than) $600 million    0.45%
                            (greater than) $ 1.5 billion    0.40%
Municipal Money Market Fund            (greater than) $0    0.35%

   The Municipal Money Market Fund is subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with SAAMCo. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SAAMCo. AIGGIC receives the following fees from SAAMCo, based upon the Fund's average daily net assets:

                                                        Sub-advisory
                                      Assets                Fees
                            --------------------------- ------------
Municipal Money Market Fund           $0 - $200 million     0.25%
                            (greater than) $200 million     0.20%
                            (greater than) $500 million     0.15%

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


   SAAMCo has contractually agreed to waive fees or reimburse expenses, if necessary, at or below the following percentages of each Fund's average net assets.

Fund                           Percentage
----                           ----------
Money Market Class I..........    0.80%
Municipal Money Market Class A    0.95
Municipal Money Market Class B    1.70
Municipal Money Market Class C    1.70

   SAAMCo has voluntarily agreed to waive fees or reimburse expenses for the period ended December 31, 2005 at the following percentages of each Fund's average net assets.

Fund                           Percentage
----                           ----------
Municipal Money Market Class A    0.04%
Municipal Money Market Class B    0.08
Municipal Money Market Class C    0.11

   For the period ended December 31, 2005, SAAMCo agreed to waive fees or reimburse expenses as follows:

Fund
----
Money Market Class I.......... $ 6,936
Municipal Money Market Class A  34,099
Municipal Money Market Class B   7,402
Municipal Money Market Class C   4,846

   The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. The voluntary waivers and/or reimbursements are expected to continue but may be terminated at any time. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis.

   The Funds have a distribution agreement with AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Advisor. The Funds have adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the directors and the shareholders of each class of shares of the Funds have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class C Plan." In adopting the Class A Plan, the Class B Plan, and the Class C Plan, the directors determined that there was a reasonable likelihood that each such Plan would benefit the Funds and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class B Plan and the Class C Plan, the Distributor receives payments from the Funds at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class C shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include distribution fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution, and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class C Plans may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares, other than Class I, of the Funds may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)

   maintained in the Funds by their customers. Accordingly, for the period ended December 31, 2005, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   For the period ended December 31, 2005, SACS voluntarily reimbursed the following expenses:

Fund
----
Municipal Money Market Class B $31
Municipal Money Market Class C  11

   SACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. SACS has advised the Funds for the period ended December 31, 2005, the proceeds received from redemptions are as follows:

                       Contingent Deferred Sales Charges
                       ---------------------------------
Fund                   Class A    Class B     Class C
----                   -------     --------   -------
Money Market.......... $6,250     $225,099    $13,661
Municipal Money Market     --        1,797      3,248

   The Funds entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Advisor. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to its shareholders. The Service Agreement permits the Funds to reimburse SAFS for the costs incurred in providing such services, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Directors. For the period ended December 31, 2005, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                             Payable at
Fund                            Expenses  December 31, 2005
----                           ---------- -----------------
Money Market Class A.......... $3,568,307     $297,580
Money Market Class B..........     75,938        6,038
Money Market Class C..........     41,046        3,648
Money Market Class I..........     28,012        2,549
Municipal Money Market Class A    196,253       15,623
Municipal Money Market Class B      1,136          102
Municipal Money Market Class C      2,282          320

Note 4. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from cumulative pension expenses.

                                 Distributable Earnings                   Tax Distributions
                       ------------------------------------------ ---------------------------------
                                           For the year ended December 31, 2005
                       ----------------------------------------------------------------------------
                                  Long-term Gains/   Unrealized                Long-Term
                        Ordinary    Capital Loss    Appreciation    Ordinary    Capital
Fund                     Income      Carryover     (Depreciation)    Income      Gains   Tax Exempt
----                   ---------  ---------------- -------------- ------------ --------- ----------
Money Market.......... $ 325,324       $  --           $  --      $ 39,516,992   $  --   $       --
Municipal Money Market    31,249*         --              --                --      --    1,428,608

                                  Tax Distributions
                       ----------------------------------------
                         For the year ended December 31, 2004
                       ----------------------------------------
                                         Long-Term
Fund                   Ordinary Income Capital Gains Tax Exempt
----                   --------------- ------------- ----------
Money Market..........    8,165,643         --             --
Municipal Money Market           --         --        366,908

--------
*Tax exempt distributable earnings

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


   At December 31, 2005, for Federal income tax purposes, the Municipal Money Market Fund had a capital loss carryforward of $8,072 and $16,252, which will expire in the years 2012 and 2013, respectively, which is available to offset future capital gains, if any.

Note 5. Capital Share Transactions

   Transactions in each class of shares of the Funds, all at $1.00 per share, for the period ended December 31, 2005, and for the prior year were as follows:

                                                                        Money Market Fund
                     ---------------------------------------------------------------------------------------------
                                  Class A                          Class B                     Class C (1)
                     --------------------------------   ---------------------------    --------------------------
                         For the          For the          For the        For the        For the       For the
                           year             year             year           year           year          year
                          ended            ended            ended          ended          ended         ended
                       December 31,     December 31,     December 31,   December 31,   December 31,  December 31,
                           2005             2004             2005           2004           2005          2004
                     ---------------  ---------------   ------------   ------------    ------------  ------------
Shares sold......... $ 1,113,494,682+ $ 1,032,086,849++ $ 21,586,531   $ 51,971,494    $ 39,075,804  $ 44,114,142
Reinvested dividends      38,099,932        8,038,526        502,145         27,583         270,694        12,541
Shares redeemed.....  (1,194,296,786)  (1,054,375,452)   (32,786,885)+  (54,090,452)++  (42,833,919)  (47,431,940)
                     ---------------  ---------------   ------------   ------------    ------------  ------------
Net increase
 (decrease)......... $   (42,702,172) $   (14,250,077)  $(10,698,209)  $ (2,091,375)   $ (3,487,421) $ (3,305,257)
                     ===============  ===============   ============   ============    ============  ============

                     -------------------------
                              Class I
                     ------------------------
                       For the      For the
                         year         year
                        ended        ended
                     December 31, December 31,
                         2005         2004
                     ------------ ------------
Shares sold......... $ 7,693,470  $10,886,039
Reinvested dividends     316,345       66,605
Shares redeemed.....  (6,196,260)  (8,693,987)
                     -----------  -----------
Net increase
 (decrease)......... $ 1,813,555  $ 2,258,657
                     ===========  ===========

                                                   Municipal Money Market Fund
                        --------------------------------------------------------------------------------
                                   Class A                      Class B                 Class C (1)
                        ----------------------------   -----------------------    ----------------------
                           For the        For the       For the       For the       For the     For the
                             year           year          year          year          year        year
                            ended          ended         ended         ended         ended       ended
                         December 31,     December      December      December      December    December
                             2005         31, 2004      31, 2005      31, 2004      31, 2005    31, 2004
                        -------------  -------------   ---------   -----------    -----------  ---------
Shares sold............ $ 177,698,016# $ 129,348,654## $ 539,224   $   279,737    $ 3,443,007  $ 783,160
Reinvested dividends...     1,410,098        364,275       3,761         2,416          2,287        170
Shares redeemed........  (191,665,171)  (146,141,140)   (519,766)#  (2,953,009)##  (2,105,157)  (818,374)
                        -------------  -------------   ---------   -----------    -----------  ---------
Net increase (decrease) $ (12,557,057) $ (16,428,211)  $  23,219   $(2,670,856)   $ 1,340,137  $ (35,044)
                        =============  =============   =========   ===========    ===========  =========

Note 6. Directors' Retirement Plan

   The Directors of the SunAmerica Money Market Funds, Inc. have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the AIG SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70, or who has at least 5 years of consecutive service after reaching age 65 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each AIG SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each AIG SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

--------
+ Includes automatic conversion of Class B shares in the amount of $2,267,064 to Class A shares.
++ Includes automatic conversion of Class B shares in the amount of $2,916,293 to Class A shares.
# Includes automatic conversion of Class B shares in the amount of $298,186 to Class A shares.
## Includes automatic conversion of Class B shares in the amount of $4,801 to
   Class A shares.
(1)Effective February 23, 2004, Class II shares were redesignated as Class C shares.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2005 -- (continued)


   The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expense line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Director's fees and expenses line on the Statement of Operations.

                       Retirement Plan Retirement Plan Retirement Plan
                          Liability        Expense        Payments
                       --------------- --------------- ---------------
Fund                               As of December 31, 2005
----                   -----------------------------------------------
Money Market..........    $237,609         $17,305         $14,246
Municipal Money Market       6,345             994             215

Note 7. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for the temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended December 31, 2005, none of the Funds participated in the program.

Note 8. Other Information

   On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SunAmerica Asset Management Corp. ("Adviser"), AIG SunAmerica Capital Services, Inc., the distributor of the Funds ("Distributor"), and AIG Global Investment Corp., a subadviser to a Fund, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds. AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
   Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Funds. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.
   Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.
   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.
   Subject to receipt of permanent relief, the Adviser, Distributor and AIGGIC believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Funds.

        SunAmerica Money Market Funds
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Money Market Funds,
Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting SunAmerica Money Market Funds, Inc. (the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 17, 2006

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited)

Approval of the Advisory Agreement and Subadvisory Agreements:

The Board of Directors (the "Board"), including the Directors that are not interested persons of the SunAmerica Money Market Funds, Inc. (the "Funds") (the "Disinterested Directors"), last approved the Investment Advisory and Management Agreement between the Funds and AIG SunAmerica Asset Management Corp. ("SAAMCo") (the "Advisory Agreement") for a period of one year, at a meeting held on August 31, 2005. At this same meeting, the Board also approved the renewal of the subadvisory agreement between SAAMCo and AIG Global Investment Company ("AIGGIC" or the "Subadviser") with respect to the SunAmerica Municipal Money Market Fund (the "Municipal Money Market Fund") (the "Subadvisory Agreement").

The Board noted that the discussion and approval of the Advisory Agreement and Subadvisory Agreement at the August 31, 2005 meeting was the culmination of numerous discussions and meetings that had taken place in recent months. The Board further noted that certain members of the Board had met with senior management on numerous occasions and had in-depth discussions regarding the Fund's performance, advisory expenses and other fees and negotiations with respect to advisory expenses.

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board was provided with materials relating to its consideration of the Advisory Agreement. These materials assisted the Board in analyzing: (1) the nature, extent and quality of services to be provided by SAAMCo and the Subadviser, including administrative and shareholder services to be provided by SAAMCo and certain other affiliated companies; (2) the costs of services to be provided and benefits realized by SAAMCo and the Subadviser, including a comparison of fees and expense ratios of other similar funds, as well as SAAMCo's profitability and financial condition; (3) the terms of the Advisory Agreement and Subadvisory Agreement; (4) economies of scale and whether the fee levels reflect these economies of scale; (5) SAAMCo's overall organization, compliance policies and history, as well as the Subadviser's compliance policies and history; and (6) the investment performance of the Funds in their peer group ("Peer Group") as determined by Lipper, Inc. ("Lipper") and as compared to their relevant benchmarks and indices. Experienced counsel that is independent of SAAMCo provided advice to the Disinterested Directors ("Independent Counsel"). The Disinterested Directors considered additional information, such as expense and other comparative data from Lipper. In considering these factors, as described in more detail below, the Board did not identify any single factor or group of factors as being more important than the others, but considered all factors together.

Nature, Extent and Quality of Services

The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by SAAMCo. In making its evaluation, the Board considered that SAAMCo acts as investment manager and adviser to the Funds, manages the daily business affairs of the Funds, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies. Additionally, SAAMCo provides office space, accounting, legal, compliance, clerical and administrative services (exclusive of, and in addition to, overseeing of any such service provided by any others retained by the Funds), and has authorized its officers and employees, if elected, to serve as officers or directors of the Funds without compensation. Finally, SAAMCo is responsible for monitoring and reviewing the activities of third-party service providers.

In making their determination regarding the nature and quality of SAAMCo's services, the Directors considered SAAMCo's responsibility to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration of the Funds. The Board also reviewed the performance of the Funds, the details of which are described below.

The Board also reviewed the compliance and administrative services of SAAMCo. The Board noted that SAAMCo provides and compensates a Chief Compliance Officer for the Funds, and that SAAMCo maintains a compliance staff of eight people. The Board analyzed the structure and duties of SAAMCo's accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds.

SAAMCo has delegated daily investment management responsibilities to AIGGIC with regards to the Municipal Money Market Fund. Therefore, the Board also considered the nature, quality and extent of services to be provided by AIGGIC.

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited) (continued)

The Board considered that the Subadviser is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Municipal Money Market Fund. The Board reviewed each Subadviser's history, structure and size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. With respect to administrative services to be provided by the Subadviser, the Board considered that each Subadviser provides assistance in general marketing assistance and has developed internal procedures for monitoring compliance with investment objectives, policies and restrictions of the Municipal Money Market Fund as set forth in the prospectus.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by SAAMCo and the Subadviser and that there was a reasonable basis on which to conclude that SAAMCo and the Subadviser would continue to provide a high quality of investment management services.

Fees and Expenses

The Board, including the Disinterested Directors, reviewed information regarding the fees paid by each Fund to SAAMCo for investment advisory and management services. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of SAAMCo's services and any additional benefits received by SAAMCo or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the fees, the Board received reports prepared independently by Lipper detailing comparative advisory fee and other information of each Fund's Peer Group as determined objectively by Lipper, and rankings within the relevant Lipper categories. The Board also received reports prepared by SAAMCo (including reports on investment management fees charged by SAAMCo to other funds it manages) and by the Board's Independent Counsel. In considering the reasonableness of the advisory fee, the Board reviewed a number of expense comparisons, including: (i) contractual management fees; (ii) actual total expenses; and (iii) actual and allowable Rule 12b-1 and non-12b-1 fees.

Additionally, the Board reviewed each Fund's net expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by SAAMCo. The Board compared each Fund's net expense ratios to those of other funds within its Peer Group. The Board further considered that the SunAmerica Money Market Fund's Advisory Agreement contained breakpoints in the fee schedule that would directly benefit shareholders if the fund reached certain asset levels. The Board also considered that while the Municipal Money Market Fund's Advisory Agreement did not contain breakpoints, SunAmerica had agreed to contractual expense caps which would benefit shareholders by keeping expenses set at certain levels. Based upon the reports prepared by Lipper and other information provided by SAAMCo and by counsel to the Disinterested Trustees, the Board was satisfied that the fee and expense ratios of each Fund was acceptable given the quality of services expected to be provided and were comparable to the fee and expense ratios of similar funds within the Peer Group.

In considering the subadvisory fee, the Board, including the Disinterested Directors, considered that the Municipal Money Market Fund pays a fee to SAAMCo pursuant to the Advisory Agreement, and that, in turn, SAAMCo, rather than the Municipal Money Market Fund, pays a fee to the Subadviser. Therefore, the Board considered the amount retained by SAAMCo and the fee paid to the Subadviser, which is an affiliate of SAAMCo, with respect to the different services provided by the Subadviser.

The Board also considered that the Subadvisory Agreement contained breakpoints in the fee schedule if the Municipal Money Market Fund reached certain asset levels. The Board noted that such breakpoints would not directly benefit the shareholders, but would result in SAAMCo retaining a larger portion of the advisory fee. The Board, however, was satisfied that SAAMCo had agreed to contractual expense caps which benefited shareholders, as described above.

Costs of Services and Benefits Derived, as well as the Adviser's Profitability and Financial Condition.

The Board, including the Disinterested Directors, considered the direct and indirect costs and benefits of SAAMCo providing services to the Funds. The Board reviewed financial statements relating to SAAMCo's profitability and financial condition with respect to the services it provided to the Funds, and considered how profit margins could affect SAAMCo's

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited) (continued)

ability to attract and retain qualified investment personnel. The Board concluded that SAAMCo had a satisfactory financial condition, and that their profitability was not excessive as compared to standards set forth in applicable Court cases and other available industry information.

With respect to indirect costs and benefits, the Board was informed, based on management's judgment, that (1) any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Funds are inconsequential to the analysis of the adequacy of the advisory fees, and (2) any collateral benefits derived as a result of providing advisory services to the Funds are de minimis and do not impact upon the reasonableness of the advisory fee. The Board also considered the reputational value to SAAMCo from serving as investment adviser.

The Board also considered fees and, where applicable, profits earned by affiliates for providing other services to the Funds, and, as described above, research and other services SAAMCo obtained in connection with soft dollar commissions. The Board concluded that any benefits that SAAMCo and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Funds were not excessive.

Terms of the Advisory Agreement and Subadvisory Agreement

The Board, including the Disinterested Directors, received a draft of the proposed Advisory Agreement and Subadvisory Agreement. The Board considered that they may be renewed from year to year, so long as their continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act and that the Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the agreement.

In reviewing the terms of the Advisory Agreement, the Board considered that SAAMCo pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the Directors and Officers who are employees of SAAMCo. The Board noted, however, that the Funds bear certain proxy-related expenses. The Board also considered the termination and liability provisions of the Advisory Agreement.

With respect to the Subadvisory Agreement, the Board further considered, that under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Funds, or their shareholders, for any act or omission by the Subadviser or for any losses sustained by the Fund, or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence and reckless disregard of obligations or duties. The Board also considered that the Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations.

Economies of Scale

The Board, including the Disinterested Directors, considered whether the Funds have benefited from economies of scale and whether there is potential for future realization of economies with respect to the Funds. The Board concluded that any potential economies of scale are being shared between shareholders and SAAMCo in an appropriate manner. The Board considered that the funds in the AIG SunAmerica complex share common resources and as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SAAMCo as it adds labor and capital to expand the scale of operations.

The Board concluded that the advisory fee structure was reasonable and that no changes were currently necessary to further reflect economies of scale. The Board noted that it will continue to review fees, including breakpoints and expense caps in connection with contract renewals.

The Overall Organization of SAAMCo

The Directors considered the benefit to shareholders of investing in a fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Directors also considered SAAMCo's experience in providing management and investment advisory services to advisory clients, and the fact that SAAMCo currently managed, advised and/or administered approximately $42 billion of assets. The Directors also considered SAAMCo's

        SunAmerica Money Market Funds, Inc.
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2005 -- (unaudited) (continued)

record of compliance with the Funds' objectives, strategies and restrictions and its positive regulatory and compliance history. The Directors also considered SAAMCo's relationships with its affiliates and the resources available to them.

Compliance

The Board considered SAAMCo's and AIGGIC's compliance and regulatory history, and inquired whether SAAMCo or AIGGIC had been the target of any regulatory actions or investigations. In addition, the Board reviewed information concerning SAAMCo's compliance staff that would be responsible for providing compliance functions on behalf of the Fund. Finally, the Board reviewed the Code of Ethics of SAAMCo and AIGGIC, and determined that they contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

Investment Performance

The Board regularly reviews the performance of the Funds over various periods of time. At the Board meeting held on August 31, 2005, in connection with the approval of the continuation of the Advisory Agreement and the Subadvisory Agreement, the Board reviewed each Fund's annualized total return for the one-, two-, three-, four- and five-year periods. The Board, including the Disinterested Directors, received and reviewed information regarding the investment performance of each Fund as compared to its respective benchmarks, the performance of the Fund's Peer Group, and to an appropriate index or combination of indices.

In preparation for the August 31, 2005 meeting, the Board was provided with performance reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed the Fund's annualized total return for the prior one-, two-, three-, four- and five-year periods ending on June 30, 2005. The Board also received reports prepared by SAAMCo's management which detailed each Fund's performance with respect to 2005. The Board considered that while each Fund's performance still lagged its relevant benchmark and peer group each Fund had demonstrated increased total returns over each of the past three years.

Conclusion

After a full and complete discussion, and following negotiations with SAAMCo's management, the Board renewed the Advisory and Subadvisory Agreement with respect to the Funds for a period of one year. The Board indicated that it would carefully monitor the performance of the Funds and that the Board would take appropriate action, as necessary, in an effort to enhance performance

Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the Disinterested Directors, were satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair, and in the best interest of the Funds and its shareholders, and that the advisory fee rates provided in the Advisory Agreement are acceptable in light of the usual and customary charges made for services of similar nature and quality. In arriving at a decision to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.

        SunAmerica Money Market Funds
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2005 -- (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                     Number of
                      Position     Term of                            Funds in
                     Held With    Office and        Principal       Fund Complex        Other
   Name, Address     SunAmerica   Length of    Occupations During   Overseen by  Directorships Held
and Date of Birth*    Complex   Time Served(4)    Past 5 years      Director(1)    by Director(2)
-------------------- ---------- -------------- -------------------  ------------ -------------------
Directors

Jeffrey S. Burum      Director     2004-       Founder and CEO of       42       None
DOB: February 27,                  present     National Housing
1963                                           Development
                                               Corporation
                                               (January 2000 to
                                               present); Founder,
                                               Owner and Partner
                                               of Colonies
                                               Crossroads, Inc.
                                               (January 2000 to
                                               present); Owner and
                                               Managing Member of
                                               Diversified Pacific
                                               Development Group,
                                               LLC (June 1990 to
                                               present).

Judith L. Craven      Director     2001-       Retired                  91       Director. A.G. Belo
DOB: October 6, 1945               present                                       Corporation (1992
                                                                                 to present);
                                                                                 Director, Sysco
                                                                                 Corporation (1996
                                                                                 to present);
                                                                                 Director, Luby's
                                                                                 Inc. (1998 to
                                                                                 present); Director,
                                                                                 University of Texas
                                                                                 Board of Regents
                                                                                 (May 2001 to
                                                                                 present)

William F. Devin      Director     2001-       Retired                  91       Member of the Board
DOB: December 30,                  present                                       of Governors,
1938                                                                             Boston Stock
                                                                                 Exchange
                                                                                 (1985-Present);

Samuel M. Eisenstat   Chairman     1985-       Attorney, solo           52       Director of North
DOB: March 7, 1940    of the       present     practitioner;                     European Oil
                      Board                                                      Royalty Trust.

Stephen J. Gutman     Director     1984-       Associate, Corcoran      52       None
DOB: May 10, 1943                  present     Group (Real Estate)
                                               (2003 to present);
                                               Partner and Member
                                               of Managing
                                               Directors, Beau
                                               Brummell -- Soho
                                               LLC (Licensing of
                                               menswear specialty
                                               retailing and other
                                               activities) (June
                                               1988-present)

Peter A. Harbeck(3)   Director     1994-       President, CEO and       100      None
DOB: January 23,                   present     Director, SAAMCo.
1954                                           (August 1995 to
                                               present); Director,
                                               AIG SunAmerica
                                               Capital Services,
                                               Inc. ("SACS")
                                               (August 1993 to
                                               present) President
                                               and CEO, AIG
                                               Advisor Group, Inc.
                                               (June 2004 to
                                               present)

William J. Shea       Director     2004-       President and CEO,       52       Chairman of the
DOB: February 9,                   present     Conseco, Inc.                     Board, Royal and
1948                                           (Financial                        SunAlliance,
                                               Services)                         U.S.A., Inc. (March
                                               (2001-2004);                      2005 to present);
                                               Chairman of the                   Director, Boston
                                               Board of Centennial               Private Holdings
                                               Technologies, Inc.                (October 2004 to
                                               (1998 to 2001);                   present)
                                               Vice Chairman, Bank
                                               Boston Corporation
                                               (1993-1998)

        SunAmerica Money Market Funds
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2005 -- (unaudited) (continued)

                                                                     Number of
                      Position     Term of                            Funds in
                     Held With    Office and        Principal       Fund Complex        Other
   Name, Address     SunAmerica   Length of    Occupations During   Overseen by  Directorships Held
and Date of Birth*    Complex   Time Served(4)    Past 5 years      Director(1)    by Director(2)
-------------------  ---------- -------------- -------------------  ------------ -------------------
Officers

Vincent M. Marra     President    2004-        Senior Vice              N/A      N/A
DOB: May 28, 1950                 present      President and Chief
                                               Operating Officer,
                                               SAAMCo (February
                                               2003 to Present);
                                               Chief
                                               Administrative
                                               Officer, Chief
                                               Operating Officer
                                               and Chief Financial
                                               Officer, Carret &
                                               Co., LLC (June 2002
                                               to February 2003);
                                               President and Chief
                                               Operating Officer,
                                               Bowne Digital
                                               Solutions (1999 to
                                               May 2002)

Donna M. Handel      Treasurer    2002-        Senior Vice              N/A      N/A
DOB: June 25, 1966                present      President, SAAMCo
                                               (December 2004 to
                                               Present); Vice
                                               President, SAAMCo
                                               (1997 to December
                                               2004), Assistant
                                               Treasurer (1993 to
                                               2002)

Gregory N. Bressler  Secretary    September    Senior Vice              N/A      N/A
DOB: November 17,    and          2005 to      President and
1966                 Chief        Present      General Counsel,
                     Legal                     SAAMCo (June 2005
                     Officer                   to present); Vice
                                               President and
                                               Director of U.S.
                                               Asset Management
                                               Compliance, Goldman
                                               Sachs Asset
                                               Management (June
                                               2004 to June 2005);
                                               Deputy General
                                               Counsel, Credit
                                               Suisse Asset
                                               Management (June
                                               2002 to June 2004);
                                               Counsel, Credit
                                               Suisse Asset
                                               Management (January
                                               2000 to June 2002).

--------
* The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios) and AIG Series Trust (6 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Director, as defined within the Investment Company Act of 1940, because he is an officer and a director of the advisor and a director of the principal underwriter of, the Trust.
(4) Directors serve until their successors are duly elected and qualified, subject to the Director's retirement plan as discussed in Note 6 of the financial statements.

Additional information concerning the Directors and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SunAmerica Money Market Funds
        SHAREHOLDER TAX INFORMATION -- (unaudited)


Certain tax information regarding the SunAmerica Money Market Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2005. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2006.

During the year ended December 31, 2005, 100% of the distributions paid by the SunAmerica Municipal Money Market Fund are exempt from federal income taxes.

        SunAmerica Money Market Funds

If you would like additional information:

   [_] Call FastFacts -- our 24-hour, automated account and fund information hotline at 800-654-4760.

   [_] Visit www.sunamericafunds.com for more up-to-date information.

                                 AIG SunAmerica Mutual Funds
                                 thank you for your continued support.

[LOGO] AIG Sun America
Mutual Funds

            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors/Trustees         Investment Adviser         DISCLOSURE OF QUARTERLY
 Samuel M. Eisenstat        AIG SunAmerica Asset      PORTFOLIO HOLDINGS
 Peter A. Harbeck             Management Corp.        The Fund is required to
 Dr. Judith L. Craven       Harborside Financial      file its com-plete
 William F. Devin             Center                  schedule of portfolio
 Stephen J. Gutman          3200 Plaza 5              holdings with the U.S.
 Jeffrey S. Burum           Jersey City, NJ           Securities and Exchange
 William J. Shea              07311-4992              Commission for its first
                                                      and third fiscal quarters
Officers                   Distributor                on Form N-Q. Once filed,
 Vincent M. Marra,          AIG SunAmerica Capital    the Fund's Form N-Q will
   President                  Services, Inc.          be available without
 Donna M. Handel,           Harborside Financial      charge on the U.S.
   Treasurer                  Center                  Securities and Exchange
 J. Steven Neamtz, Vice     3200 Plaza 5              Commission's website at
   President                Jersey City, NJ           www.sec.gov. You can also
 Timothy P. Pettee, Vice      07311-4992              obtain cop-ies of Form
   President                                          N-Q by (i) visiting the
 Brian Wiese, Vice         Shareholder Servicing      U.S. Securities and
   President               Agent                      Exchange Commis-sion's
 Cynthia Gibbons, Vice      AIG SunAmerica Fund       Public Reference Room in
   President and Chief        Services, Inc.          Washington, DC
   Compliance Officer       Harborside Financial      (information on the
 Gregory N. Bressler,         Center                  operation of the Public
   Chief Legal Officer      3200 Plaza 5              Reference Room may be
   and Secretary            Jersey City, NJ           obtained by calling
 Gregory R. Kingston,         07311-4992              1-800-SEC-0330); (ii)
   Vice President and                                 sending your request and
   Assistant Treasurer     Custodian and Transfer     a duplicating fee to the
 Corey A. Issing,          Agent                      U.S. Securities and
   Assistant Secretary      State Street Bank and     Exchange Commis-sion's
 Shawn Parry, Assistant       Trust Company           Public Reference Room,
   Treasurer                P.O. Box 419572           Washington, DC 20549-0102
                            Kansas City, MO           or (iii) sending your
                              64141-6572              request electronically to
                                                      publicinfo@sec.gov.
                           VOTING PROXIES ON FUND
                           PORTFOLIO SECURITIES       This report is submitted
                           A description of the       solely for the general
                           policies and proce-dures   information of
                           that the Fund uses to      shareholders of the Fund.
                           determine how to vote      Distribution of this
                           proxies relating to        report to persons other
                           secu-rities held in the    than shareholders of the
                           Fund's portfolios which    Fund is authorized only
                           is available in the        in connection with a
                           Fund's State-ment of       currently effective
                           Additional Information,    prospectus, setting forth
                           may be obtained without    details of the Fund,
                           charge upon re-quest, by   which must precede or
                           calling (800) 858-8850.    accompany this report.
                           This information is also
                           available from the EDGAR
                           database on the U.S.
                           Secu-rities and Exchange
                           Commission's website at
                           http://www.sec.gov.

                           PROXY VOTING RECORD ON
                           SUNAMERICA MONEY MARKET
                           FUNDS
                           Information regarding how
                           SunAmerica Money Market
                           Funds voted proxies
                           relating to securities
                           held in SunAmerica Money
                           Market Funds during the
                           twelve month period ended
                           June 30, 2005 is
                           available without charge,
                           upon request, by
                           calling (800) 858-8850 or
                           on the U.S. Secu-rities
                           and Exchange Commission's
                           website at
                           http://www.sec.gov.

[LOGO]


Distributed by:
AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before you invest. Funds distributed by AIG SunAmerica Capital Services, Inc.

www.sunamericafunds.com

MMANN-12/05

Item 2.  Code of Ethics

         The SunAmerica Money Market Funds, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to
         Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                           2004         2005
         Audit Fees ....................$  45,290    $  46,127
         Audit-Related Fees ............$  15,266    $  14,735
         Tax Fees ......................$  15,800    $  16,050
         All Other Fees ................$       0    $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

    (e)

          (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the Registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the
          investment   adviser ("Adviser Affiliate") that provides ongoing
          services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

          (2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not Applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the registrant for 2005 and 2004 were $298,099 and $1,651,669, respectively.

    (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Money Market Funds, Inc.

By: /s/ Vincent M. Marra
    -------------------
    Vincent M. Marra
    President

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Vincent M. Marra
    -------------------
    Vincent M. Marra
    President

Date: March 10, 2006

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: March 10, 2006